UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 5, 2014

QurApps, Inc.

 (Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

333-190431

(Commission File Number)

None

 (IRS Employer Identification No.)

Gilboa 26 Street

Pardes-Hanna

Israel

 (Address of principal executive offices)(Zip Code)

+972-544474070

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

1

Item 4.01 Changes in Registrant’s Certifying Accountant

(a) On May 5, 2014, Goldman Accounting Services CPA, PLLC (“Goldman Accounting”), notified QurApps, Inc., a Nevada corporation (the “Company”), that Goldman Accounting had resigned as the independent registered public accounting firm of the Company effective May 5, 2014.

The reports of Goldman Accounting regarding the Company’s balance sheet as of June 30, 2013 and the statements of operations, stockholders’ deficit and cash flows for the years then ended and for the period from May 31, 2013 (inception) through June 30, 2013, contained no adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principle. The reports of Goldman Accounting, however, stated that there is substantial doubt about the Company’s ability to continue as a going concern.

From the period as of, and from, May 31, 2013 (inception) through June 30, 2013, and during the subsequent interim period through the date of resignation, the Company had no disagreement with Goldman Accounting on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of Goldman Accounting, would have caused them to make reference thereto in their report on the Company’s financial statements for such period from May 31, 2013 (inception) through June 30, 2013. There were no reportable events, as listed in Item 304(a)(1)(v) of Regulation S-K.

The Company provided Goldman Accounting a copy of the above disclosures and requested Goldman Accounting to furnish a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. Goldman Accounting’s response is attached as Exhibit 16.1 to this Current Report on Form 8-K.

(b) On May 7, 2014, the Board of Directors of the Company resolved to engage the independent registered public accounting firm of Weinberg & Baer, LLC (“Weinberg & Baer”), the Company’s new independent registered public accountants, which appointment Weinberg & Baer has accepted on May 7, 2014.

During the two most recent fiscal years and the interim period preceding the engagement of Weinberg & Baer, the Company has not consulted with Weinberg & Baer regarding either: (i) the application of accounting principles, (ii) the type of audit opinion that might be rendered by Goldman Accounting or (iii) any other matter that was the subject of disagreement between the Company and its former auditor as described in Item 304(a)(1)(iv), or a reportable event as described in paragraph 304(a)(1)(v), of Regulation S-K. The Company did not have any disagreements with Goldman Accounting and therefore did not discuss any past disagreements with Weinberg & Baer.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits:

Exhibit	Description

16.1	Letter dated May 8, 2014 from Goldman Accounting Services CPA, PLLC

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QurApps, Inc.
(Registrant)

Date: May 8, 2014	By:	/s/Alon Nigri
	Name:	Alon Nigri
	Title:	President

3

EXHIBIT INDEX

Exhibit	Description

16.1	Letter dated May 8, 2014 from Goldman Accounting Services CPA, PLLC

4